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     As filed with the Securities and Exchange Commission on July 11, 2000


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 July 11, 2000



                  Exact name of Registrant as specified
Commission        in its charter, address of principal          State of            I.R.S. Employer
File No.          executive offices, telephone number         Incorporation       Identification No.

1-8349            FLORIDA PROGRESS CORPORATION                   Florida              59-2147112
                  One Progress Plaza
                  St. Petersburg, Florida 33701
                  Telephone (727) 824-6400

1-3274            FLORIDA POWER CORPORATION                      Florida              59-0247770
                  One Progress Plaza
                  St. Petersburg, Florida 33701
                  Telephone (727) 820-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.




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Item 5.  Other Events

         In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended June 30, 2000:

         Florida Progress issued an Investor News report dated July 11, 2000 reporting the opening of a new Florida Public Service Commission Docket to review Florida Power Corporation's earnings, including the effects of the business combination between Florida Progress Corporation and CP&L Energy. A copy of the Investor News report is filed herewith as Exhibit 99.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)         Description of Exhibit

99 Florida Progress Corporation Investor News report dated July 11, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FLORIDA PROGRESS CORPORATION

                                          FLORIDA POWER CORPORATION


                                          By: /s/ Pamela A. Saari
                                             ----------------------------------
                                                  Pamela A. Saari
                                                  Treasurer of each Registrant


Date: July 11, 2000




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                                 EXHIBIT INDEX



Exhibit No.       Description of Exhibit

99 Florida Progress Corporation Investor News report dated July 11, 2000.




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